UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 14, 2025

New Fortress Energy Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38790	83-1482060
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 W. 19th Street, 8th Floor New York, NY	10011
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number, Including Area Code: (516) 268-7400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01 per share	“NFE”	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 2.01 Completion of Acquisition or Disposition of Assets.

On May 14, 2025, New Fortress Energy Inc., a Delaware corporation (“NFE” or the “Company”), and Atlantic Energy Holdings LLC, a Delaware limited liability company (“Seller” and together with NFE, the “NFE Parties”), successfully closed the previously announced acquisition by Excelerate Energy Limited Partnership (“EELP”), a subsidiary of Excelerate Energy, Inc., in which, pursuant to the equity and asset purchase agreement dated March 26, 2025 (the “Purchase Agreement”), by and among EELP and the NFE Parties, EELP agreed to acquire the NFE Parties’ business in Jamaica for a purchase price of $1.055 billion in cash, subject to certain adjustments for cash, indebtedness, transaction expenses, working capital and liquefied natural gas and fuel inventory (the “Transaction”).

The foregoing descriptions of the Purchase Agreement and the Transaction do not purport to be complete and are subject to and qualified in their entirety by reference to the copy of the Purchase Agreement, which was previously filed with the Securities and Exchange Commission as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on March 27, 2025 and is incorporated herein by reference.

Item 9.01.     Financial Statements and Exhibits.

(b) Pro Forma Financial Information

The unaudited pro forma condensed combined consolidated financial statements of the Company as of and for the period ended March 31, 2025 and for the year ended December 31, 2024, giving effect to the Transaction are filed as Exhibit 99.3 to this Current Report on Form 8-K and is incorporated into this Item 9.01 by reference.

Exhibit No.	Description
99.3	Unaudited pro forma condensed consolidated financial information of New Fortress Energy, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

NEW FORTRESS ENERGY INC.

Date: May 20, 2025	By:	/s/ Christopher S. Guinta
	Name:	Christopher S. Guinta
	Title:	Chief Financial Officer